FORM 8-K
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                              ---------------


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (date of earliest event reported):    October 7, 1996


                   KAISER ALUMINUM & CHEMICAL CORPORATION
           (Exact name of Registrant as Specified in its Charter)



                                  DELAWARE
               (State or other jurisdiction of incorporation)



                                   1-3605
                          (Commission File Number)



                                 94-0928288
                  (I.R.S. Employer Identification Number)




     6177 SUNOL BOULEVARD                    94566-7769
    PLEASANTON, CALIFORNIA                   (Zip Code)
     (Address of Principal
      Executive Offices)



     Registrant's telephone number, including area code: (510) 462-1122


ITEM 5.   Other Events

               On October 7, 1996, registrant announced in a press release that it proposes to make a Rule 144A offering of $175 million principal amount of senior notes due 2006. A copy of the press release issued in this connection is incorporated by reference herein and is attached hereto as Exhibit 99.

ITEM 7.   Financial Statements and Exhibits

               (c)  Exhibits

                         Exhibit 99:    Press Release dated October 7, 1996


                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KAISER ALUMINUM & CHEMICAL
                              CORPORATION
                                          (Registrant)


Date:    October 10, 1996     By:        BYRON L. WADE
                                         Byron L. Wade
                                   Vice President, Secretary and
                                   Deputy General Counsel

                                EXHIBIT INDEX


Exhibit 99.    Press Release dated October 7, 1996